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                                                                   EXHIBIT 10.51


                              DRAW PROMISSORY NOTE


Amount: $10,000,000.00                                          November 1, 1998

         FOR VALUE RECEIVED, the undersigned, promises to pay to Capital Senior Living Properties, Inc., a Texas corporation, the sum draw down up to Ten Million and No/100 Dollars ($10,000,000.00), the principal due five (5) years from the date of the first draw down and interest due quarterly at the rate of ten and one-half percent (10.5%) per annum, both principal and interest payable at office of 14160 Dallas Parkway, Suite 300, Dallas, Texas 75240.

         The accrued interest on this note is payable quarterly after the first draw down.

         All past due principal and interest shall bear interest from maturity at the rate of twelve percent (12%) per annum.

         This note may be prepaid without penalty.

         Failure to pay any installment of principal and interest, or any other part thereof, when due shall, at the election of the holder and without notice, mature the whole note and it shall at once become due and payable.

         It is hereby specifically agreed that if this note is placed in the hands of an attorney for collection, or if collected by suit or through the Probate Court or any other legal proceedings, the undersigned agrees to pay reasonable attorneys' fees.

         All makers, endorsers, sureties and guarantors hereby waive presentment for payment of this note, notice of nonpayment, protest, notice of protest, diligence, or any notice of, or defense on account of, any extension, extensions, renewal, renewals, or change in any manner of or in this note, or in any of its terms, provisions or covenants, or of any delay, indulgence or other act of any holder of the aforesaid note.

                                TRIAD SENIOR LIVING III, L.P.,
                                a Texas limited partnership

                                By:      Triad Partners III, Inc.,
                                         Its General Partner


                                         By: /s/ BLAKE N. FAIL
                                            ------------------------------------
                                         Title: President
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